UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 28, 2009 (January 22, 2009)
Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100
Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 28, 2009, Concho Resources Inc. (the “Company”) issued a press release announcing its estimated production and reserves for the year ended December 31, 2008 and providing an operational update. A copy of this press release is furnished herewith as Exhibit 99.1.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On January 22, 2009, Steven L. Beal, the Company’s President and Chief Operating Officer, informed the Company of his intention to retire from such positions effective June 30, 2009.
Item 7.01 Regulation FD Disclosure.
On January 28, 2009, the Company issued a press release announcing the retirement of Mr. Beal effective June 30, 2009. A copy of this press release is furnished herewith as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated January 28, 2009.

99.2	Press release dated January 28, 2009.
THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBITS ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.
Date: January 28, 2009	By:	/s/ DAVID W. COPELAND
	Name:	David W. Copeland
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated January 28, 2009.

99.2	Press release dated January 28, 2009.